UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 14, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously reported in the Current Report on Form 8-K filed by the Company on April 20, 2020, the Court issued a preliminary order on April 15, 2020 (the “Preliminary Order”) approving a Motion for Preliminary Approval of Settlement in the Derivative Action (as defined below) filed on July 31, 2018. The Preliminary Order approved a definitive settlement agreement dated February 24, 2020, that was intended to settle the Derivative Action (the “Settlement Agreement”).

As previously reported in the Current Report on Form 8-K filed by the Company on July 17, 2020, DPW Holdings, Inc., a Delaware corporation (the “Company”), issued a press release on that date announcing the issuance of the final order (the “Final Order”) by the United States District Court in the Central District of California (the “Court”), which approved a Motion for Final Approval of Settlement with respect to the derivative litigation captioned Ethan Young and Greg Young, Derivatively on Behalf of Nominal Defendant, DPW Holdings, Inc. v. Milton C. Ault, III, Amos Kohn, William B. Horne, Jeff Bentz, Mordechai Rosenberg, Robert O. Smith, and Kristine Ault and DPW Holdings, Inc., as the nominal defendant (Case No. 18-cv-6587) (the “Derivative Action”). On July 16, 2020, the Court entered a Judgment based upon the Final Order (the “Judgement”).

Under the terms of the Final Order approving the Settlement Agreement, the Company’s Board of Directors (the “Board”) has implemented certain reforms to the Company’s bylaws, committee charters, corporate governance policies, and the composition of the Board, including the resignation of a current director and the appointment of two new independent directors (collectively, the “Reforms”), one of whom, Ms. Jodi Brichan, was appointed to the Board on December 30, 2019.

As of August 13, 2020, the Company had fully complied with its obligations under the Final Order and the Judgment.

Amos Kohn

On August 13, 2020, Amos Kohn, a member of the Board and the President of the Company, resigned from each position pursuant to the Settlement Agreement. There were no disagreements between the Company and Mr. Kohn in connection with Mr. Kohn’s resignation as either a member of the Board or as its President.

Howard Ash

On August 13, 2020, the Board appointed Howard Ash to the Board. Mr. Ash will serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Further, Mr. Ash will be appointed as the Chairman of the Audit Committee and be paid $45,000.00 per annum.

Howard Ash is an accomplished executive with extensive experience in business and finance, who served as CEO, COO and CFO to a variety of high profile, international companies. Mr. Ash continues to serve as Chairman of Claridge Management since 2000. Mr. Ash was a director of Net Element, Inc., (NASDAQ-NETE) from June 13, 2016 through July 13, 2020 serving as Chairman of both the Audit and Compensation committees, as well as the Nominating and Governance Committees during his tenure. He served as Chief Operating Officer of BioCard Corporation from 1997 to 2007. He served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997. Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996. He held a CFO/Chief Strategist position at Abrams, Ash & Associates from 1990 to 1992. Mr. Ash currently serves on the Advisory Board of the UK based E2Exchange, the Institute of Entrepreneurs, since 2011, and is the only non-UK citizen holding that position. Mr. Ash served from 2009 to 2014 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities providing laptops to the world’s poorest children. Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome affecting children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government. Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the United States and Israel. In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week. Howard earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980. The Company believes that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as a director of the Company.

There were no arrangements or understandings between the Company or any other person and Mr. Ash pursuant to his appointment.

There have been no transactions between Mr. Ash and the Company and no disclosure is required under Item 404(a) of Regulation S-K.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 13, 2020, the Board, consistent with the Final Order, approved an amendment to the Company’s Bylaws (as so amended, the “Bylaws”). The principal amendment to the Bylaws consists of strengthening the requirements for a member of the Board to be considered “independent.”

ITEM 7.01	REGULATION FD DISCLOSURE

On August 14, 2020, DPW Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing its compliance with its obligations under the Final Order and the Judgment as well as the appointment of Mr. Ash to the Board.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed with the Securities and Exchange Commission free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

3.1	Bylaws

99.1	Press Release issued on August 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: August 14, 2020	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel